Exhibit 99.1

FIBERTOWER CONFIDENTIAL FIBERTOWER PRESENTATION Jefferies Communications Conference September 9, 2008

2 FIBERTOWER CONFIDENTIAL Forward-Looking Statements Statements included in this presentation which are not historical in nature are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These include, without limitation, statements regarding the Company’s expected charges and cost savings associated with the Company’s reduction in workforce, planned capital expenditures, expected cost per site, anticipated customer growth, expansion plans, target Field EBITDA and anticipated cash balances. There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially from those expressed or implied by these forward-looking statements including, without limitation, anticipated negative cash flows and operating losses, additional liquidity requirements, potential loss of significant customers, downturns in the wireless communication industry, regulatory costs and restrictions, potential loss of FCC licenses, equipment supply disruptions and cost increases, and competition from alternative backhaul service providers and technologies, along with those risk factors described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

FIBERTOWER CONFIDENTIAL Overview

4 FIBERTOWER CONFIDENTIAL FiberTower Overview • Telecommunications service provider focused on delivering backhaul transport to wireless carriers in the US: – Significant track record of providing service to, and working with, major wireless carriers; – Dense, hybrid fixed-wireless/fiber network covering 13 major markets, carrying over 20,000 T1 equivalents on 2,584 billing sites; – Significant operating leverage due to scalable assets resulting in high incremental margins; – Nationwide 24GHz and 39GHz FCC licensed spectrum. Backhaul: The transport network between the carrier’s cell site (at the tower) and the carrier’s switching center (where traffic is then routed onto the public telephone network ) Corporate Snapshot: Founded: 2000 NASDAQ: FTWR Corporate office: San Francisco Employees: 157 Est. US Market Share: ~1.5%

5 FIBERTOWER CONFIDENTIAL FiberTower Architecture Illustrative End-to-End Solution (base station to mobile switching center) FTWR Fiber Exchange Point (FEP) Customer 3 Mobile Switching Center Leased or Dark Fiber FiberTower Site (tower or rooftop) Customer Location (tenant/carrier) Customer 1 Mobile Switching Center Customer 2 Mobile Switching Center FTWR Fixed Network Hub Fixed-Wireless Customers 1 & 3 Customers 1 & 2 Customers 1 & 2 Customers 1 & 3 Customers 1, 2 & 3 Customers 1, 2 & 3 Customer 3 FTWR Fixed Network Hub Customers 1 & 2

6 FIBERTOWER CONFIDENTIAL Projected Industry Bandwidth Requirements 0 5 10 15 20 25 30 35 40 2G 3G 4G 2008 2010 WiMax LTE DO Rev A HSDPA 2-4 T1s 4-6 T1s 12 Mb Eth 6 Mb Eth 14 Mb Eth 18 Mbps or 11 T-1 equivalents* 30 Mbps or 19 T-1 equivalents* Multiple Sources: Light Reading Research Panel: “Bringing Backhaul Connectivity to Cell Site” April 2007 and Internal Estimates CDMA 1xRTT WCDMA Total Bandwidth Requirements/Tower

7 FIBERTOWER CONFIDENTIAL Business Drivers • Carriers offering new devices • Carriers addressing existing and future backhaul bottlenecks • Carriers migrating from TDM to Ethernet • Cell site coverage becoming more important • Carriers seeking to contain OPEX and CAPEX costs • Carriers seeking high capacity, long-term solutions Drivers enable FiberTower to leverage its scalable network

FIBERTOWER CONFIDENTIAL Operating and Financial Performance

9 FIBERTOWER CONFIDENTIAL Realizing Operating Leverage 39.8% 110 bps. 33.4% 2,584 86% $1,605 1,848 75% $1,203 Billing Sites - % Sites Billing Monthly Revenue Per Site 97.2% 87.3% 33.3% 22.1% 20,127 5,279 2.04 3,009 10,207 2,819 1.53 2,465 Billing T1 Equivalents Billing Colocations - Colo Rate Sites Deployed % Change Q2 08 Q2 07 Operating efficiencies achieved by adding more customers/circuits on network

10 FIBERTOWER CONFIDENTIAL $6.2 -$13.4 $7.3 -$12.3 $8.3 -$14.2 $9.7 -$12.5 $11.9 -$9.7 -$20.0 -$15.0 -$10.0 -$5.0 $0.0 $5.0 $10.0 $15.0 $20.0 in Millions Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Revenue Adjusted EBITDA Financial Management Focus • Grow business profitably • Contain/reduce operating costs • Closely manage CAPEX and cash • Achieve Adjusted EBITDA positive Capex (In $ MMs) Cash (In $ MMs) Revenue vs. Adjusted EBITDA 278.8 241.5 228.3 198.2 177.4 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 26.8 31.6 25.8 16.7 9.9 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08

FIBERTOWER CONFIDENTIAL Summary

12 FIBERTOWER CONFIDENTIAL 2008: Where We Are and Where We’re Going • Well positioned to benefit from current/future backhaul trends – Proven, flexible backhaul solution will address bandwidth bottlenecks and support 3G and 4G growth – Leverage our scalable network architecture, technology and spectrum • Converting sold backlog into billing revenue • Increasing sell-through on our existing inventory of deployed sites • Targeting positive Field Level EBITDA in 2H 2008 • Targeting positive Corporate EBITDA by year end 2009 • Reducing corporate EBITDA losses (~$40M in 2008 from $50M in 2007) • Focusing on cash management - exit 2008 with no less than $115M